Exhibit 10.1

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 12, 2023 (the “Sixth Amendment Effective Date”), among Expo Event Midco, Inc., a Delaware corporation (“Holdings”), Emerald X, Inc., a Delaware corporation (the “Initial Borrower”), the Co-Borrowers from time to time party to the Credit Agreement referred to below (the “Co-Borrowers” and, together with the Initial Borrower, each a “Borrower” and, collectively, the “Borrowers”), Bank of America, N.A., as Administrative Agent for the Lenders and Collateral Agent for the Secured Parties (in such capacities, the “Administrative Agent”), each 2023 Extended Term Lender signatory hereto (as defined herein), the Required Lenders, and, for purposes of Section 10 hereof, each Guarantor party hereto.

WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of May 22, 2017, among Holdings, the Borrowers, the Subsidiary Guarantors party thereto, the Lenders party thereto, the Issuing Lenders from time to time party thereto and the Administrative Agent (as amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, including pursuant to that certain Refinancing Agreement and First Amendment to Amended and Restated Credit Agreement among the parties thereto, dated as of November 27, 2017, that certain Repricing Agreement and Second Amendment to Amended and Restated Credit Agreement among the parties thereto, dated as of November 29, 2017, that certain Third Amendment to Amended and Restated Credit Agreement among the parties thereto, dated as of June 25, 2021, that certain Fourth Amendment to Amended and Restated Credit Agreement among the parties thereto, dated as of December 21, 2022, and that certain Fifth Amendment to Amended and Restated Credit Agreement among the parties thereto, dated as of February 2, 2023 (together, the “Existing Credit Agreement” and, as amended by this Amendment, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Existing Credit Agreement or the Credit Agreement, as the context may require);

WHEREAS, the Borrowers have requested that, in accordance with Section 2.27 of the Existing Credit Agreement, each Term Lender that holds an Refinancing Term Loan prior to the Sixth Amendment Effective Date extend the Term Loan Maturity Date;

WHEREAS, pursuant to Section 2.27 of the Existing Credit Agreement, the Borrowers previously made a Loan Modification Offer to the Term Lenders containing the terms set forth in Section 1 below (the “Extension Offer”);

WHEREAS, each Term Lender (including any new Term Lender) that executes a counterpart signature page to this Amendment on or prior to the Sixth Amendment Effective Date (as defined below) and elects to cashless roll its outstanding Refinancing Term Loans (each a “2023 Extended Term Lender” and, collectively, the “2023 Extended Term Lenders”) (each of whom hereby acknowledges that any allocation of the new Refinancing Term Loans to it shall be determined at the sole discretion of Bank of America, N.A., Barclays Bank PLC, Royal Bank of Canada, Citibank, N.A., Credit Suisse AG, New York Branch and Deutsche Bank AG, New York Branch, in their capacities as the joint lead arrangers to this Amendment), shall be deemed, upon effectiveness of this Amendment, to have consented to the terms of the Extension Offer with respect to its outstanding Refinancing Term Loans and the amendments to the Existing Credit Agreement set forth herein, including, without limitation, that its Refinancing Term Loans

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outstanding immediately prior to the Sixth Amendment Effective Date shall be deemed Refinancing Term Loans under the Credit Agreement after giving effect to this Amendment (with the final allocated amount of such new Refinancing Term Loans for each such 2023 Extended Term Lender set forth on Exhibit A attached hereto);

WHEREAS, each Term Lender party to the Existing Credit Agreement and not a party hereto (the “Non-Extending Term Lender” and, collectively, the “Non-Extending Term Lenders”) shall be repaid by the Borrower in an aggregate principal amount of its Refinancing Term Loans outstanding immediately prior to the Sixth Amendment Effective Date (together with all accrued and unpaid interest thereon, and any other applicable fees and amounts in connection with this Amendment, the “Term Lender Payoff”) owing to such Non-Extending Term Lender in accordance with Section 2.14 of the Existing Credit Agreement;

WHEREAS, pursuant to Section 2.17 of the Existing Credit Agreement, the 2023 Extended Term Lenders party hereto consent to the Term Lender Payoff;

WHEREAS, pursuant to Section 2.27 of the Existing Credit Agreement, this Amendment shall constitute a Loan Modification Agreement;

WHEREAS, pursuant to Section 11.1 of the Existing Credit Agreement, the Borrowers, each 2023 Extended Term Lender signatory hereto, the other lenders constituting at least the Required Lenders and the Administrative Agent desire to make certain other changes to the Existing Credit Agreement with respect to the Term Facility, as more fully set forth below, including, but not limited to, the implementation of a LIBOR successor rate for Term Loans that are Eurodollar Loans;

WHEREAS, to accomplish the foregoing, the Borrowers, the Administrative Agent and the 2023 Extended Term Lenders signatory hereto have agreed, subject to the terms and conditions set forth herein, to amend the Existing Credit Agreement; and

WHEREAS, the amendments to the Existing Credit Agreement set forth herein are each subject to the satisfaction of the conditions precedent to effectiveness referred to herein and shall become effective as provided herein.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.
Amendments. Each of the following amendments, which are made pursuant to Section 2.27 and Section 11.1 of the Existing Credit Agreement, are necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrowers, to effectuate the provisions set forth in Section 2.27 and Section 11.1 of the Existing Credit Agreement.
(a)
The Existing Credit Agreement is, effective as of the Sixth Amendment Effective Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually

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in the same manner as the following example: double-underlined text) as set forth in the Credit Agreement attached as Annex A hereto.
(b)
Schedule 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety with Exhibit A attached hereto.
(c)
Exhibit G of the Existing Credit Agreement is hereby amended and restated in its entirety with Exhibit B attached hereto.
Section 2.
Representations and Warranties. Each of the Loan Parties (in the case of Holdings, only in respect of itself to the extent set forth in this Section 2) represent and warrant to the Administrative Agent and the Lenders signatories hereto as of the Sixth Amendment Effective Date that:
(a)
all representations and warranties of the Borrowers and each other Loan Party contained in Section 4 of the Existing Credit Agreement and the Credit Agreement and in any other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Sixth Amendment Effective Date immediately before (in the case of the Existing Credit Agreement) and immediately after (in the case of the Credit Agreement) giving effect thereto, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date; and
(b)
no Default or Event of Default exists or has occurred and is continuing on and as of the Sixth Amendment Effective Date immediately before (in the case of the Existing Credit Agreement) and immediately after (in the case of the Credit Agreement) giving effect to the incurrence of the new Refinancing Term Loans by the 2023 Extended Term Lenders.
Section 3.
Conditions to effectiveness of this Amendment. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent on the Sixth Amendment Effective Date:
(i)
Loan Documents. The Administrative Agent shall have received the following: Counterparts of this Amendment that, when taken together, bear the signatures of (A) Holdings, (B) the Borrowers, (C) each Guarantor, (D) the 2023 Extended Term Lenders party hereto and (E) the Required Lenders.
(ii)
No Default or Event of Default. At the time of the effectiveness of this Amendment on the Sixth Amendment Effective Date (and immediately after giving effect to the amendments to the Existing Credit Agreement pursuant to this Amendment), no Default or Event of Default shall have occurred and be continuing.
(iii)
Representations and Warranties. The representations and warranties set forth in Section 2 of this Amendment shall be true and correct in all material respects on the Sixth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such

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representations and warranties shall be true and correct in all material respects as of such earlier date.
(iv)
Fees and Expenses. The 2023 Extended Term Lenders and the Administrative Agent shall have received (i) all fees required to be paid on or prior to the Sixth Amendment Effective Date that are documented in any fee letter entered in connection with this Amendment, (ii) on behalf of any existing Term Lender that holds outstanding Refinancing Term Loans prior to the Sixth Amendment Effective Date and before giving effect to this Amendment, accrued interest payments on all of the Refinancing Term Loans that are outstanding on the Sixth Amendment Effective Date that have accrued prior to the Sixth Amendment Effective Date and (iii) on behalf of the 2023 Extended Term Lenders, an amount that is equal to the excess (if any) of the aggregate principal amount of such 2023 Extended Term Lender’s currently outstanding Refinancing Term Loans prior to the Sixth Amendment Effective Date over the allocated amount of new Refinancing Term Loans held by such 2023 Extended Term Lenders immediately after the Sixth Amendment Effective Date, after giving effect to this Amendment. All expenses of the Administrative Agent, for which reasonably detailed invoices have been presented (including the reasonable fees and expenses of legal counsel to the Administrative Agent) to the Initial Borrower at least three (3) Business Days prior to the Sixth Amendment Effective Date, shall have been paid.
(v)
Closing Certificate; Certified Certificate of Incorporation or Formation; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated as of the Sixth Amendment Effective Date, in form and substance reasonably acceptable to the Administrative Agent, with appropriate insertions and attachments, including certified organizational authorizations, incumbency certifications, the certificate of incorporation or other similar Organizational Document of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and bylaws or other similar Organizational Document of each Loan Party certified by a Responsible Officer as being in full force and effect on the Sixth Amendment Effective Date (or, in the case of each Subsidiary Guarantor which became a party to the Credit Agreement prior to the Sixth Amendment Effective Date, a certificate certifying that the Organizational Documents of such Subsidiary Guarantor remain in full force and effect and have not been amended, supplemented or otherwise modified since the date such documents have most recently been delivered to the Administrative Agent) and (ii) a good standing certificate for each Borrower and for each Loan Party organized in the state of Delaware.
(vi)
Legal Opinion. The Administrative Agent shall have received the executed legal opinion of Fried, Frank, Harris, Shriver & Jacobson, LLP, special counsel to the Loan Parties, which shall be in form and substance reasonably satisfactory to the Administrative Agent.
(vii)
Solvency Certificate. The Administrative Agent shall have received a Solvency Certificate, which demonstrates that, as of the Sixth Amendment Effective Date, immediately after the Sixth Amendment Effective Date and immediately after giving effect to the new Refinancing Term Loans, as applicable, Holdings and its Subsidiaries on a consolidated basis, are and will continue to be, Solvent.
(viii)
Compliance with Section 2.27 and Section 11.1. The incurrence of the new Refinancing Term Loans on the Sixth Amendment Effective Date shall comply with the requirements of Section 2.27 and Section 11.1 of the Existing Credit Agreement.

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(ix)
Term Lender Payoff. Prior to, or substantially concurrently with the Sixth Amendment Effective Date, the Borrower shall consummate the Term Lender Payoff by repaying to the Administrative Agent, for the benefit of each of the Non-Extending Lenders, the aggregate principal amount of outstanding Refinancing Term Loans of such Non-Extending Term Lender prior to the Sixth Amendment Effective Date, together with all accrued and unpaid interest thereon (to but not included the Sixth Amendment Effective Date), and any other applicable fees and amounts associated therewith.
Section 4.
SOFR Conversion; No Breakage. From and after the Sixth Amendment Effective Date, the parties hereto agree that any request for a new Eurodollar Term Loan denominated in Dollars, or to continue an existing LIBOR Term Loan denominated in Dollars, shall be deemed to be a request for a new Term Loan bearing interest at Term SOFR. Each 2023 Extended Term Lender hereby waives, solely in connection with the conversion from the Eurodollar Rate to Term SOFR on the Sixth Amendment Effective Date pursuant to this Amendment, the applicability of Section 2.20 of the Existing Credit Agreement.
Section 5.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof. For purposes hereof, the words “execution,” “execute,” “executed,” “signed,” “signature” and words of like import shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formulations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transaction Act.
Section 6.
Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
Section 7.
Waivers Of Jury Trial. EACH OF HOLDINGS, THE BORROWERS, THE GUARANTORS, THE ADMINISTRATIVE AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
Section 8.
Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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Section 9.
Effect of this Amendment. Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. As of the Sixth Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Existing Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement, and this Amendment and the Existing Credit Agreement shall be read together and construed as a single instrument. This Amendment shall constitute a Loan Document.
Section 10.
Acknowledgement and Affirmation. Each Loan Party party hereto hereby expressly acknowledges that (i) all of its obligations under the Guarantee, the Security Documents and the other Loan Documents to which it is a party are hereby reaffirmed and remain in full force and effect on a continuous basis, (ii) its grant of security interests pursuant to the Security Documents is hereby reaffirmed and remains in full force and effect after giving effect to this Amendment and (iii) except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.
Section 11.
No Novation. By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation, but, rather, a supplement of the terms of the pre-existing indebtedness and related agreements, as evidenced by the Credit Agreement.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

EMERALD X, INC. By: Name: David Doft Title: President and Treasurer
EXPO EVENT MIDCO, INC. By: Name: David Doft Title: President and Treasurer
EMERALD X, LLC By: Name: David Doft Title: Chief Financial Officer
PIZZA GROUP, LLC By: Name: David Doft Title: Chairman, President and Chief Financial Officer
GLM HOLDINGS LLC By: Name: David Doft Title: Chairman, President and Chief Financial Officer
GEORGE LITTLE MANAGEMENT, LLC By: Name: David Doft

[Signature Page to Sixth Amendment]

Title: Chairman, President and Chief Financial Officer

[Signature Page to Sixth Amendment]

BANK OF AMERICA, N.A.,

as Administrative Agent, a 2023 Extended Term Lender and a Lender

By:

Name:

Title:

[Signature Page to Sixth Amendment]

[______________],

as a 2023 Extended Term Lender [and a Lender]

By:

Name:

Title:

[Signature Page to Sixth Amendment]

ANNEX A

[See attached]

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EXHIBIT A

Schedule 1.1

Lender	Amount	Percentage

2022 Extended Revolving Lenders:

Bank of America, N.A.	$27,500,000.00	25%
Barclays Bank PLC	$22,000,000.00	20%
Goldman Sachs Bank USA	$22,000,000.00	20%
Credit Suisse AG, New York Branch	$9,625,000.00	8.75%
Deutsche Bank AG, New York Branch	$9,625,000.00	8.75%
Royal Bank of Canada	$9,625,000.00	8.75%
Citibank, N.A.	$9,625,000.00	8.75%
Total	$110,000,000.00	100.00%

2023 Extended Term Lenders:

Bank of America, N.A.	$239,354,611.55	57.63%
Other 2023 Extender Term Lenders	$175,982,888.45	42.37%
Total	$ 415,337,500.00	100.00%

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EXHIBIT B

[See attached]

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